UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 9, 2026 (January 9, 2026)

Compass, Inc.
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40291	30-0751604
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 Fifth Avenue, 4th Floor New York, New York	10011
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code: (646) 982-0353
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Class A Common Stock, $0.00001 par value per share	COMP	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note
On January 9, 2026, Compass, Inc. (the “Company”) completed its previously announced acquisition of Anywhere Real Estate Inc. (“Anywhere”) pursuant to the Agreement and Plan of Merger, dated as of September 22, 2025 (the “Merger Agreement”), by and among the Company, Anywhere and Velocity Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of the Company (“Merger Sub”). Pursuant to the terms of the Merger Agreement, Merger Sub merged with and into Anywhere (the “Merger”), with Anywhere surviving the Merger as a wholly-owned subsidiary of the Company.

This Amendment No. 1 on Form 8-K/A is being filed to amend Item 9.01(a) and (b) of the Current Report on Form 8-K filed by the Company on January 9, 2026 to include the historical financial statements of Anywhere required by Item 9.01(a) of Form 8-K and the unaudited pro forma condensed combined financial information required by Item 9.01(b) of Form 8-K.

Item 9.01	Financial Statements and Exhibits.
(a) Financial Statements of Business Acquired.

The audited consolidated financial statements of At World Properties Holdings, LLC (“At World Properties”), as of and for the year ended December 31, 2024 and the related notes thereto, are filed as Exhibit 99.1 to this Form 8-K/A and incorporated by reference herein.

The audited consolidated financial statements of Anywhere, as of and for the year ended December 31, 2024 and the related notes thereto, are filed as Exhibit 99.2 to this Form 8-K/A and incorporated by reference herein.

The unaudited condensed financial statements of Anywhere, as of and for the nine months ended September 30, 2025 and the related notes thereto, are filed as Exhibit 99.3 to this Form 8-K/A and incorporated by reference herein.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined information of the Company as of and for the nine months ended September 30, 2025 and for the year ended December 31, 2024, giving effect to the Merger, is filed as Exhibit 99.4 to this Form 8-K/A and incorporated by reference herein.

(d) Exhibits.

Exhibit Number	Exhibit Title or Description

23.1	Consent of PricewaterhouseCoopers LLP, independent auditors for At World Properties.

23.2	Consent of PricewaterhouseCoopers LLP, independent registered public accounting firm of Anywhere.

99.1
Audited consolidated financial statements of At World Properties as of and for the year ended December 31, 2024 (filed with the Commission on November 14, 2025 as Exhibit 99.1 to the Company's Registration Statement on Form S-4 and incorporated herein by reference).

99.2	Audited consolidated financial statements of Anywhere Real Estate Inc. as of and for the year ended December 31, 2024.

99.3	Unaudited condensed consolidated financial statements of Anywhere Real Estate Inc. as of and for the nine months ended September 30, 2025.

99.4	Unaudited pro forma condensed combined financial information of Compass, Inc. as of and for the nine months ended September 30, 2025 and for the year ended December 31, 2024.

104	The cover page from this Current Report on Form 8-K/A, formatted in Inline XBRL.

* Annexes, schedules and/or exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K promulgated by the SEC. The Company agrees to furnish supplementally a copy of any omitted annexes, schedules or exhibits to the SEC upon request.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COMPASS, INC.

Date: February 9, 2026	By:	/s/ Scott Wahlers
Scott Wahlers
Chief Financial Officer